Exhibit 10.12(b)


Schedule of Secured Convertible Notes (new financings through October 31, 2005)
          issued by NCT Group, Inc. to Carole Salkind and outstanding as of October 31, 2005



                                                                    Conversion
     Issue Date           Due Date            Principal               Price
     ----------           --------            ---------               -----
      08/24/05            02/24/06          $   300,000              $0.0080
      09/26/05            03/26/06              350,000              $0.0050
      10/14/05            04/14/06              300,000              $0.0049
      10/31/05            04/30/06              325,000              $0.0041

                                          -----------------
                                            $ 1,275,000
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